John Hancock Funds II

Supplement dated January 21, 2015 to the current Class R2 and Class R4 Prospectus

John Hancock Retirement Living through II 2010 Portfolio

John Hancock Retirement Living through II 2015 Portfolio

John Hancock Retirement Living through II 2020 Portfolio

John Hancock Retirement Living through II 2025 Portfolio

John Hancock Retirement Living through II 2030 Portfolio

John Hancock Retirement Living through II 2035 Portfolio

John Hancock Retirement Living through II 2040 Portfolio

John Hancock Retirement Living through II 2045 Portfolio

John Hancock Retirement Living through II 2050 Portfolio

John Hancock Retirement Living through II 2055 Portfolio (the “Funds”)

The following information supplements and supersedes any information to the contrary in the prospectus:

In the Your Account – Class cost structure section of the prospectus, the following paragraph is revised and restated as follows.

Class R4 shares

•	Distribution and service (Rule 12b-1) fees of 0.15% (under the Rule

12b-1 plan, the distributor has the ability to collect 0.25%; however,

the distributor has contractually agreed to waive 0.10% of these fees until December 31, 2015).

You should read this Supplement in conjunction with the prospectus and retain it for future reference.